Exhibit 10.2



                             ASA INTERNATIONAL LTD.
                         EMPLOYEE STOCK OWNERSHIP TRUST



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I Definitions 2

            1.1      "Acquisition Loan"........................................2

            1.2      "Agreement"...............................................2

            1.3      "Board"...................................................2

            1.4      "Code"....................................................2

            1.5      "Committee"...............................................2

            1.6      "Company".................................................2

            1.7      "Company Stock"...........................................2

            1.8      "Employer"................................................2

            1.9      "ERISA"...................................................2

            1.10     "Participant".............................................2

            1.11     "Plan"....................................................2

            1.12     "Plan Year"...............................................2

            1.13     "Reporting Date"..........................................2

            1.14     "Trust"...................................................3

            1.15     "Trustees"................................................3

ARTICLE II Management and Control of Trust Fund Assets.........................4

            2.1      The Trust Fund............................................4

            2.2      Responsibility of Trustees................................4

            2.3      General Powers............................................4

            2.4      Expenses..................................................8

            2.5      Exercise of Trustees' Duties..............................8

            2.6      Continuation of Powers Upon Trust Termination.............9

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ARTICLE III Investment of the Trust...........................................10

            3.1      In General...............................................10

            3.2      Investment in Company Stock..............................10

            3.3      Borrowing to Acquire Company Stock.......................10

            3.4      Fiduciary Duty...........................................12

ARTICLE IV Disbursements......................................................13

            4.1      Committee Directed Disbursements.........................13

            4.2      Limitations..............................................13

ARTICLE V Voting and Tender Offers............................................14

            5.1      Voting and Tender Offers In General......................14

            5.2      Voting...................................................14

            5.3      Tender Offers............................................15

            5.4      No Duty to Solicit Other Directions......................15

ARTICLE VI Change of Trustee..................................................16

            6.1      Resignation..............................................16

            6.2      Removal of the Trustee...................................16

            6.3      Duties of Resigning or Removed Trustee and of Successor
                        Trustee...............................................16

            6.4      Filling Trustee Vacancy..................................16

ARTICLE VII Miscellaneous.....................................................17

            7.1      Disagreement as to Acts..................................17

            7.2      Persons Dealing with Trustees............................17

            7.3      Benefits May Not Be Assigned or Alienated................17

            7.4      Evidence.................................................17

            7.5      Waiver of Notice.........................................17

            7.6      Counterparts.............................................17

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            7.7      Governing Laws and Severability..........................17

            7.8      Successors, Etc..........................................17

            7.9      Action...................................................17

            7.10     Conformance with Plan....................................18

            7.11     Indemnification..........................................18

            7.12     Headings.................................................18

ARTICLE VIII No Reversion to Employer.........................................19

ARTICLE IX Additional Employers...............................................20

ARTICLE X Amendment and Termination...........................................21

           10.1     Amendment.................................................21

           10.2     Termination...............................................21

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                             ASA INTERNATIONAL LTD.
                         EMPLOYEE STOCK OWNERSHIP TRUST
                         ------------------------------


                  THIS AGREEMENT, made effective as of the 1st day of January, 2003, by and between ASA International Ltd., (the "Company") and Alfred Angelone and Terry McCarthy (the "Trustees").

                                WITNESSETH THAT:
                                ----------------

     WHEREAS, the Company has established an employee stock ownership plan (as described in Section 4975(e)(7) of the Internal Revenue Code of 1986, as amended) (the "Code") which is known as the ASA International Ltd. Employee Stock Ownership Plan (the "Plan"); and

     WHEREAS, the Plan was established for the exclusive benefit of eligible employees of the Company and those of any Related Company (as defined in Article
IX) which adopts the Plan and becomes a party to this Trust Agreement as provided in Article IX (the Company and the Related Companies that are parties hereto are sometimes referred to below collectively as the "Employers" and individually as an "Employer");

     NOW THEREFORE, IT IS AGREED, by and between the parties hereto, that the trust provisions contained herein shall constitute the agreement between the Company and the Trustees in connection with the Plan; and


                                       1
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                                   ARTICLE I
                                   ---------

                                   Definitions
                                   -----------

1.1 "Acquisition Loan" shall mean a loan (or other extension of credit, including an installment obligation) to a party in interest (as defined in
Section 3(14) of ERISA) incurred by the Trustees in connection with the purchase of Company Stock.

     1.2 "Agreement" shall mean this Trust Agreement, as the same may be amended and in effect from time to time.

     1.3 "Board" shall mean the board of directors of the Company as may be appointed from time to time.

     1.4 "Code" shall mean the Internal Revenue Code of 1986, as it has been or may be amended from time to time.

     1.5 "Committee" shall mean the administrative committee, as defined in the Plan.

     1.6 "Company" shall mean ASA International Ltd. or any successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Company under this Agreement.

     1.7 "Company Stock" shall mean the shares of stock, common or preferred, issued by the Company (or a corporation which is a member of the same controlled group) which meets the requirements of Section 409(1) of the Code.

     1.8 "Employer" shall mean the Company and any Related Company which adopts the Plan and becomes a party to this Agreement.

     1.9 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it has been or may be amended from time to time.

     1.10 "Participant" shall mean, with respect to the Plan, any employee (or former employee) with an account under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the account of any deceased employee (or deceased former employee) until such account has been fully distributed and/or forfeited.

     1.11 "Plan" shall mean the ASA International Ltd. Employee Stock Ownership Plan.

     1.12 "Plan Year" shall mean "Plan Year" as defined in the Plan.

     1.13 "Reporting Date" shall mean the last day of each calendar quarter, the date as of which the Trustee resigns or is removed pursuant to Article VI hereof and the date as of which this Agreement terminates pursuant to Article X hereof.

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     1.14 "Trust" shall mean the ASA International Ltd. Employee Stock Ownership
Trust being the trust established by the Company and the Trustees pursuant to the provisions of this Agreement.

     1.15 "Trustees" shall mean the trustees appointed under this Agreement and any successor trustee appointed pursuant to Article VI.

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                                   ARTICLE II
                                   ----------

                   Management and Control of Trust Fund Assets
                   -------------------------------------------

     2.1 The Trust Fund. The Company hereby establishes the Trust with the Trustees. The Trust shall consist of an initial contribution of money or other property acceptable to the Trustees in their sole discretion, made by the Company, such additional sums of money and Company Stock as shall from time to time be delivered to the Trustees under the Plan, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustees as provided herein, without distinction between principal and income. The Trustees hereby accept the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustees shall be accountable for the assets received by it, subject to the terms and conditions of this Agreement. The Trust Fund as at any date means all property of every kind then held by the Trustees. The Trustees may manage, invest and account for all contributions made by the several Employers under the Plan as one Trust Fund. If, for any reason, it becomes necessary to determine the portion of the Trust Fund allocable to each of the employees and former employees of any Employer as of any date, the Committee shall specify such date as an "Accounting Date", and after all adjustments required under the Plan as of that Accounting Date have been made, the portion of the Trust Fund attributable to each of the employees and former employees shall be determined by the Trustees with the assistance and cooperation of the Committee and shall, consist of an amount equal to the aggregate of the account balances, of each employee and former employee of that Employer plus an amount equal to any allocable contributions made by that Employer since the close of the immediately preceding Plan Year.

     2.2 Responsibility of Trustees. The Trustees shall not be responsible in any way for the adequacy of the Trust Fund to meet and discharge any or all liabilities under the Plan or for the proper application of distributions made or other action taken upon the written direction of the Committee. The powers, duties and responsibilities of the Trustee shall be limited to those set forth in this Agreement, and nothing contained in the Plan, either expressly or by implication, shall be deemed to impose any additional powers, duties or responsibilities on the Trustees.

     2.3 General Powers. Subject to the provisions of Sections 2.5 and 2.6 and
Article III, with respect to the Trust Fund, the Trustees shall have the following powers, rights and duties in addition to those provided elsewhere in this Trust Agreement or by law:

     (a) to receive and to hold all contributions paid to it under the Plan; provided, however, that the Trustees shall have no duty to require any contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plan or with any resolution of the Board providing therefor;

     (b) as directed by the Committee, to retain in cash (pending investment, reinvestment or the distribution of dividends) such reasonable amount as may be required for the proper administration of the Trust and to invest such cash as provided in Section 3.1, provided, however, that

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          pending receipt of directions from the Committee, the Trustees may retain reasonable amounts of cash, in its discretion, without any liability for interest;

     (c) to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustees or to inquire into the validity, expediency, or propriety of any such sale or other disposition;

     (d) to invest in guaranteed investment contracts and short term investments and in collective investment funds, in which case the provisions of each collective investment fund in which the Trust is invested shall be deemed adopted by the Company and the provisions thereof incorporated as a part of this Trust as long as the fund remains exempt from taxation under Sections 401(a) and 501(a) of the Code;

     (e) to make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted;

     (f) to settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Company;

     (g) as directed by the Committee, to make distributions from the Trust to such persons, in such manner, at such times and in such forms (Company Stock, cash or a combination of both) as directed without inquiring as to whether a payee is entitled to the payment, or as to whether a payment is proper, and without liability for payment; made in good faith without actual notice or knowledge of the changed condition or status of the payee. If any payment of benefits directed to be made from the Trust by the Trustees is not claimed, the Trustees shall notify the Committee of that fact promptly. The Committee shall make a diligent effort to ascertain the whereabouts of the payee or distributee of benefits returned unclaimed. The Trustees shall dispose of such payments as the Committee shall direct. The Trustees shall have no obligation to search for or ascertain the whereabouts of any payee or distributee of benefits from the Trust;

     (h) to vote any stocks (including Company Stock, which shall be voted as provided in Article V), as bonds or other securities held in the Trust, or otherwise consent to or request any action on the part of the issuer in person, by proxy or power of attorney;

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     (i)  to contract or otherwise enter into transactions between the Company or any Company shareholder, for the purpose of acquiring or selling Company Stock and, subject to the provisions of Section 2.5, to retain such Company Stock;

     (j) to compromise, contest, arbitrate, settle or abandon claims and demands by or against the Trust;

     (k) to begin, maintain or defend any litigation necessary in connection with the investment, reinvestment and administration of the Trust, and, to the extent not paid from the Trust, the Company shall indemnify the Trustees against all expenses and liabilities reasonably sustained or anticipated by it by reason thereof (including reasonable attorneys' fees);

     (l) to retain any funds or property subject to any dispute without liability for the payment of interest, or to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction;

     (m) to report to the Company as of the last day of each Plan Year of the Plan (which shall be the same as the Trust's fiscal year), as of any Accounting Date (or as soon thereafter as practicable), or at such other times as may be required under the Plan the then "Net Worth" of the Trust, that is, the fair market value of all property held in the Trust, reduced by any liabilities other than liabilities to Participants in the Plan and their beneficiaries, as determined by the Trustees;

     (n) to furnish to the Company, and the Committee an annual written account and accounts for such other periods as may be required under the Plan, showing the Net Worth of the Trust Fund at the end of the period, all investments, receipts, disbursements and other transactions made by the Trustees during the accounting period, and such other information as the Trustees may possess which the Company requires in order to comply with Section 103 of ERISA. The Trustees shall keep accurate accounts of all investments, earnings thereon, and all accounts, books and records related to such investments shall be open to inspection by any person designated by the Company or the Committee. All accounts of the Trustees shall be kept on an accrual basis. If, during the term of this Agreement, the Department of Labor issues regulations under ERISA regarding the valuation of securities or other assets for purposes of the reports required by ERISA, the Trustees shall use such valuation methods for purposes of the accounts described by this subparagraph. If shares of Company Stock are not traded with sufficient volume or frequency, as determined by the Committee, to be considered as being readily tradable on a national securities market or exchange, all valuations of shares of Company Stock shall originally be made by an "independent appraiser" (as described in Section 401(a)(28)(C) of the Code) retained by the Trustees, and reviewed and finalized by the

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          Trustees in accordance with Section 3(18)(B) of ERISA. The Company may approve such accounting by written notice of approval delivered to the Trustees or by failure to express objection to such accounting in writing delivered to the Trustees within thirty (30) days from the date upon which the accounting was delivered to the Company. Upon the receipt of a written approval of the accounting, or upon the passage of the period of time within which objection may be filed without written objections having been delivered to the Trustees, such accounting shall be deemed to be approved, and the Trustees shall be released and discharged as to all items, matters and things set forth in such account, as fully as if such accounting had been settled and allowed by decree of a court of competent jurisdiction in an action or proceeding in which the Trustee, the Company and all persons having or claiming to have any interest in the Trust or under the Plan were parties;

     (o) as directed by the Committee, to pay any estate, inheritance, income or other tax, charge or assessment attributable to any benefit which, it shall or may be required to pay out of such benefit; and to require before making any payment such release or other document from any taxing authority and such indemnity from the intended payee as the Trustees shall deem necessary for its protection;

     (p) to employ and to reasonably rely upon information and advice furnished by agents, attorneys, independent appraisers, accountants or other persons of its choice for such purposes as the Trustees consider desirable;

     (q) to assume, until advised to the contrary, that the Trust evidenced by this Agreement is qualified under Section 401(a) of the Code and is entitled to tax exemption under Code Section 501(a) thereof;

     (r) to have the authority to invest and reinvest the assets of the Trust, in personal property of any kind, including, but not limited to bonds, notes, debentures, mortgages, equipment trust certificates, investment trust certificates, guaranteed investment contracts, preferred or common stock, and registered investment companies; provided, however, that all investments in Company Stock shall be undertaken pursuant to the provisions of Section 3.1;

     (s) to exercise any options, subscription rights and other privileges with respect to Trust assets, subject to the provisions of Article III;

     (t) to register ownership of any securities or other property held by it in its own name or in the name of a nominee, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and may hold any securities in bearer form, but the books and records of the Trustees shall at all times reflect that all such investments are part of the Trust;

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     (u)  to borrow such sum or sums from time to time as the Trustees consider necessary or desirable and in the best interest of the Trust, including to purchase Company Stock, and to enter into such agreements as the Trustees determine necessary or appropriate to accomplish such actions, and for that purpose to mortgage or pledge any part of the Trust Fund (subject to the provisions of Code Section 4795(c) and the regulations issued thereunder), provided, however, that the Trustees shall have complete and independent discretion with respect to the decision to borrow funds for the Trust's initial purchase of Company Stock;

     (v) to deposit securities with a clearing corporation. The certificates representing securities, including those in bearer form, may be held in bulk form with, and may be merged into, certificates of the same class of the same issuer which constitute assets of other accounts or owners, without certification as to the ownership attached. Utilization of a book-entry system may be made for the transfer or pledge of securities held by the Trustees or by a clearing corporation. The Trustees shall at all times, however, maintain a separate and distinct record of the securities owned by the Trust;

     (w) to participate in and use the Federal Book-Entry Account System, a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities; and

     (x) to perform any and all other acts which are necessary or appropriate for the proper management, investment and distribution of the Trust.

     2.4 Expenses. The Trustees shall be entitled to reimbursement of all reasonable expenses incurred by the Trustee in the administration of the Trust. The Trustees are authorized to pay from the Trust Fund all expenses of administering the Plan and Trust, including any accounting and legal expenses, to the extent they are not paid directly by the Employers. The Trustees shall be fully protected in making payments of administrative expenses pursuant to the written directions of the Committee.

     2.5 Exercise of Trustees' Duties. The Trustees shall discharge their duties hereunder solely in the interest of the Plan's Participants and other persons entitled to benefits under the Plan, and:

     (a)  except as provided under applicable law, for the exclusive purpose of:

          (i) providing benefits to Participants and other persons entitled to benefits under the Plan; and

          (ii) defraying reasonable expenses of administering the Plan;

     (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and

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          familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

     (c) in accordance with the documents and instruments governing the Plan unless, in the good faith judgment of the Trustees, the documents and instruments are not consistent with the provisions of ERISA or this Agreement.

     2.6 Continuation of Powers Upon Trust Termination. Notwithstanding anything to the contrary in this Agreement, upon termination of the Trust, the powers, rights and duties of the Trustees hereunder shall continue until all Trust assets have been liquidated.

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                                  ARTICLE III
                                  -----------

                             Investment of the Trust
                             -----------------------

     3.1 In General. All cash transferred to the Trustees and all income of the Trust shall at all times be invested in Company Stock; provided, however, that the Trustees are authorized to hold such cash balances as the Committee may deem advisable to meet the operating requirements and expenses of the Trust and to make principal and interest payments on any Acquisition Loan incurred to acquire Company Stock, and to invest the Trust in such investments that may be required under the investment diversification provision of the Plan; and further provided that all income, proceeds of sales, including proceeds received from the sale of Company Stock, contributions to the Trust, and other cash as may from time to time form part of the Trust may, pending permanent investment or distribution, be temporarily invested by the Trustees in short-term securities issued or guaranteed by the United States of America or any agency or instrumentality thereof or any other prudent, short-term investments that earn income, including high-grade corporate obligations or participations therein, without being limited to the classes of property in which trustees are authorized to invest trust funds by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust.

     3.2 Investment in Company Stock. The Trustees may purchase Company Stock from the Company or from any other source, at the direction of the Committee, provided, however, that, in the case of purchases of Company Stock from any source other than the Company, the timing (within a reasonable period of time of the Committee's direction) and the amount (not in excess of the amount directed by the Committee to be purchased) of the purchase of Company Stock shall be determined by the Trustees. Company Stock purchased may be outstanding or authorized and previously unissued shares of the Company. If at the time the Company Stock is to be purchased, the Company has outstanding more than one class of Company Stock, the Committee shall direct which class of Company Stock shall be purchased. The purchase price of shares of Company Stock shall be the fair market value of such shares. Fair market value shall mean (a) the price of shares of Company Stock prevailing on the New York Stock Exchange, or, with respect to any Company Stock not traded on that exchange, the price prevailing on any national securities exchange that is registered under Section 6 of the Securities Exchange Act of 1934, as amended, determined, in the case of purchases from the Company, by utilizing the mean of the high and low trading prices on the Pricing Date (as hereinafter defined), (b) if the shares are not traded on any such exchange, a price not less favorable to the Plan than the offering price for the shares on the Pricing Date as established by the current bid and asked prices quoted by persons independent of any party in interest with respect to the Plan (within the meaning of Section 3(14) of ERISA); or (c) if no generally recognized market exists for such shares, a price determined as of the Pricing Date in good faith by the Trustees in accordance with any regulations promulgated by the Department of Labor. The term "Pricing Date" shall mean the date on which shares of Company Stock are purchased.

     3.3 Borrowing to Acquire Company Stock. The Trustees may borrow funds from any lender for the purpose of purchasing Company Stock, and may enter into contracts for the purchase of Company Stock pursuant to which the purchase price

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is paid in installments. Any such Acquisition Loan or contract must be primarily for the benefit of Participants, and shall comply with the following terms and conditions:

     (a) the interest rate respecting such Acquisition Loan shall not exceed a reasonable rate of interest. The Trustees shall consider all relevant factors in determining a reasonable rate of interest, including the amount and duration of the Acquisition Loan or contract, the security and guarantee (if any) involved, the credit standing of the Trust and the Company (if and to the extent that the Company acts as guarantor), and the interest rate prevailing for comparable loans. Upon due consideration of the foregoing factors, a variable interest rate may be reasonable.

     (b) at the time that such Acquisition Loan is made or contract entered into, the interest rate and the price of securities to be acquired should not be such that Plan assets might be dissipated.

     (c) the terms of such Acquisition Loan or contract, whether or not between independent parties, must be at such time at least as favorable to the Trust as the terms of a comparable loan or contract resulting from arm's-length negotiations between independent parties.

     (d) the proceeds of such Acquisition Loan must be used within a reasonable time after their receipt by the Trust only to acquire Company Stock, to repay such loan, or to repay a prior loan to the Trust.

     (e) such Acquisition Loan must be without recourse against the Trust. The only assets of the Trust that may be given as collateral on such loan are shares of Company Stock acquired therewith. No person entitled to payment under such Acquisition Loan shall have any right to assets of the Trust other than collateral given for such loan, cash contributions of the Company made to meet the obligations of the Trust under such loan, and earnings attributable to such collateral and the investment of such contributions. The payments made with respect to such Acquisition Loan by the Trust during a Plan Year must not exceed an amount equal to the sum of such contributions and earnings received during or prior to the year less such payments in prior years. Such contributions and earnings must be accounted for separately on the books of account of the Trust, until the Acquisition Loan is repaid.

     (f) in the event of default on such Acquisition Loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default.

     (g) shares of Company Stock used as collateral for such Acquisition Loan shall be released from the encumbrance thereof, in accordance with the provisions of the Plan.

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     (h)  such Acquisition Loan shall be for a specific term, and not payable at the demand of any person (except in the case of default).

     (i) except as otherwise provided under the terms of this Plan and Trust, or as otherwise required by applicable law, no Company Stock acquired with the proceeds of such Acquisition Loan shall be subject to a put, call or other option, or buy-sell or similar arrangement while held by and when distributed from the Trust, whether or not the Trust is then an employee stock ownership plan as described in Code Section 4975(e)(7).

     3.4 Fiduciary Duty. The Trustees shall continually monitor the suitability of the Trust acquiring and holding Company Stock under the fiduciary duty rules of Section 404(a)(1) of ERISA (as modified by Section 404(a)(2) of ERISA).

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                                   ARTICLE IV
                                   ----------

                                  Disbursements
                                  -------------

     4.1 Committee Directed Disbursements. The Trustees shall make disbursements in the amounts and in the manner that the Committee directs from time to time in writing. The Trustees shall have no responsibility to ascertain such direction's compliance with the terms of the Plan or of any applicable law or the direction's effect for tax purposes or otherwise; nor shall the Trustees have any responsibility to see to the application of any disbursement.

     4.2 Limitations. The Trustees shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement.

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                                   ARTICLE V
                                   ---------

                            Voting and Tender Offers
                            ------------------------

     5.1 Voting and Tender Offers In General. Notwithstanding any other provision of this Agreement, the provisions of this Article shall govern the voting and tendering of Company Stock that is registration-type class of security as defined in Code Section 409(e)(4). The Trust shall provide and pay for all printing, mailing, tabulation and other costs associated with the voting and tendering of Company Stock, unless paid by the Company. The Trustees, after consultation with the Company, shall prepare the necessary documents associated with the voting and tendering of Company Stock.

     5.2 Voting.

     (a) When the issuer of Company Stock prepares for any annual or special meeting, the Company shall notify the Trustees at least thirty (30) days in advance of the intended record date and shall cause a copy of all proxy solicitation materials to be sent to the Trustees. If requested by the Trustees, the Company shall certify to the Trustees that the aforementioned materials represent the same information that is distributed to shareholders of Company Stock. Based on these materials the Trustees shall prepare a voting instruction form and shall provide a copy of all proxy solicitation materials to be sent to each Plan Participant with an interest in Company Stock held in the Trust, together with the foregoing voting instruction form to be returned to the Trustees or its designee. The voting instructions form shall show the number of full and fractional shares of Company Stock allocated to the Participant's account (both vested and unvested).

     (b) Each Participant shall have the right to direct the Trustees as to the manner in which the Trustees are to vote (including not to vote) that number of shares of Company Stock allocated to his or her account (both vested and unvested). Directions from a Participant to the Trustees concerning the voting of Company Stock shall be communicated in writing, or by such other means as is agreed upon by the Trustees. These directions shall be held in confidence by the Trustees and shall not be divulged to the Company, or any officer or employee thereof, or any other person except to the extent that the consequences of such directions are reflected in reports regularly communicated to any such persons in the ordinary course of the performance of the Trustees' services hereunder. Upon its receipt of the directions, the Trustees shall vote the shares of Company Stock as directed by the Participant. Subject to their fiduciary duties under ERISA, the Trustees shall vote shares of Company Stock allocated to a Participant's account for which it has received no direction from the Participant in the same proportion on each issue as it votes those shares allocated to Participants' accounts for which it has received voting directions from Participants.

     (c) Subject to their fiduciary duties under ERISA, the Trustees shall vote that number of shares of Company Stock not allocated to Participants' accounts in the same proportion on each issue as it votes those shares allocated to Participants' accounts for which it received voting directions from Participants.

     5.3 Tender Offers. In the event of a tender offer for any shares of Company Stock held by the Trust, the Trustees shall make the decision whether or not to tender some or all of such shares, subject to their fiduciary duties under ERISA.

     5.4 No Duty to Solicit Other Directions. With respect to all rights other than the right to vote, the right to tender, and the right to withdraw shares previously tendered, in the case of Company Stock credited to a Participant's account, the Trustees shall have no duty to solicit directions from Participants (other than with respect to the investment diversification provisions of the Plan).

                                   ARTICLE VI
                                   ----------

                                Change of Trustee
                                -----------------

     6.1 Resignation. A Trustee may resign at any time by giving thirty (30) days' advance written notice to the Company and the Committee.

     6.2 Removal of the Trustee. The Company may remove a Trustee by giving thirty (30) days' advance written notice to the Trustee, subject to providing the removed Trustee with satisfactory written evidence of the appointment of a successor Trustee and of the successor Trustee's acceptance of the trusteeship.

     6.3 Duties of Resigning or Removed Trustee and of Successor Trustee. If a Trustee resigns or is removed, it shall promptly assign, transfer and deliver the assets of the Trust to the remaining or successor Trustee(s), and may reserve such amount to provide for the payment of all fees, expenses and taxes then or thereafter chargeable against the Trust, to the extent not previously paid by the Company. The Company shall be obligated to reimburse the Trust for any amount reserved by the Trustee. Each successor Trustee shall succeed to the title to the Trust vested in his predecessor without the signing or filing of any further instrument, but any resigning or removed Trustee shall execute all documents and do all acts necessary to vest such title or record in any successor Trustee. Each successor shall have all the powers, rights and duties conferred by this Agreement as if originally named Trustee. No successor Trustee shall be personally liable for any act or failure to act of a predecessor Trustee and no predecessor Trustee shall be liable for any act of a successor Trustee.

     6.4 Filling Trustee Vacancy. The Company shall fill a vacancy in the office of Trustee as soon as practicable by a writing filed with the person or entity appointed to fill the vacancy. If for any reason the Company cannot or does not designate a successor in the event of the resignation or removal of a sole remaining Trustee, such Trustee may apply to a court of competent jurisdiction for the appointment of a successor Trustee or for instructions. Any expenses incurred by such Trustee in connection therewith shall be paid from the Trust as an expense of administration.

                                  ARTICLE VII
                                  -----------

                                  Miscellaneous
                                  -------------

     7.1 Disagreement as to Acts. If there is a disagreement between the Trustees and anyone as to any act or transaction reported in any accounting, the Trustees shall have the right to have its account settled by a court of competent jurisdiction.

     7.2 Persons Dealing with Trustees. No person dealing with the Trustees shall be required to see to the application of any money paid or property delivered to the Trustees, or to determine whether or not the Trustees are acting pursuant to any authority granted to it under this Agreement or the Plan.

     7.3 Benefits May Not Be Assigned or Alienated. The interests under the Plan and this Agreement of Participants and other persons entitled to benefits under the Plan are not subject to the claims of their creditors and may not be voluntarily or involuntarily assigned, alienated or encumbered, except to the extent that the Committee directs the Trustees that any such interests are subject to a qualified domestic relations order, as defined in Section 414(p) of the Code.

     7.4 Evidence. Evidence required of anyone under this Agreement may be by certificate, affidavit, document or other instrument which the person acting in reliance thereon considers pertinent and reliable, and signed, made or presented by the proper party.

     7.5 Waiver of Notice. Any notice required under this Agreement may be waived in writing by the person entitled thereto.

     7.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and no other counterparts need be produced.

     7.7 Governing Laws and Severability. This Agreement shall be construed and administered according to the laws of the state in which the Company's principal office is located to the extent that such laws are not preempted by ERISA. If any provision of this Agreement is held illegal or invalid, the illegality or invalidity shall not affect the remaining provisions of the Agreement, but shall be severable, and the Agreement shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

     7.8 Successors, Etc. This Agreement shall be binding on the Employers, and any successor thereto by virtue of any merger, sale, dissolution, consolidation or reorganization, on the Trustee and its successor and on all persons entitled to benefits under the Plan and their respective heirs and legal representatives.

     7.9 Action. Any action required or permitted to be taken by the Company under this Agreement shall be by resolution of its Board or by a person or persons authorized by resolution of its Board. The Trustees shall not recognize or take notice of any appointment of any representative of the Company or the

Committee unless and until the Company or the Committee shall have notified the Trustees in writing of such appointment and the extent of such representative's authority. The Trustees may assume that such appointment and authority continue in effect until it receives written notice to the contrary from the Company or the Committee. Any action taken or omitted to be taken by the Trustees by authority of any representative of the Company or the Committee within the scope of his authority shall be as effective for all purposes hereof as if such action or nonaction had been authorized by the Company or the Committee.

     7.10 Conformance with Plan. Unless otherwise indicated in this Agreement, all capitalized terms shall have the meaning as stated in the Plan. To the extent the provisions of the Plan and this Agreement conflict, the provisions of the Plan shall govern; provided however, that the Trustees' duties and obligations shall be determined solely under this Agreement.

     7.11 Indemnification. The Company shall indemnify and save harmless the Trustees, successors and assigns from and against any and all liability, including all expenses reasonably incurred.

     7.12 Headings. The headings of Sections of this Agreement are for convenience of reference only and shall have no substantive effect on the provisions of this Agreement.

                                  ARTICLE VIII
                                  ------------

                            No Reversion to Employer
                            ------------------------

     No part of the corpus or income of the Trust Fund shall revert to any Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan, provided, however, that:

     (a) Each Employer's contribution under the Plan is conditioned on the initial qualification of the Plan as applied to that Employer under
          Section 401(a) of the Code and if the Plan does not so initially qualify, the Trustees shall, upon written direction of the Committee, return to that Employer the amount of such contribution and any increment thereon within one calendar year after the date that qualification of the Plan, as applied to that Employer, is denied, but only if the application for qualification is submitted within the time prescribed by law.

     (b) If, upon termination of the Plan with respect to any Employer, any amounts are held in a Code Section 415 suspense account which are attributable to the contributions of such Employer and such amounts may not be credited to the accounts of Participants, such amounts, upon the written direction of the Committee, will be returned to that Employer as soon as practicable after the termination of the Plan with respect to that Employer.

     (c) Employer contributions under the Plan are conditioned upon the deductibility thereof under Section 404 of the Code, and, to the extent any such deduction of an Employer is disallowed, the Trustee shall, upon the written direction of the Committee, return the amount of the contribution (to the extent disallowed), reduced by the amount of any losses thereon, to the Employer within one year after the date the deduction is disallowed.

     (d) If a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustees shall, upon written direction of the Committee, return the amount of the contribution or such portion, reduced by the amount of any losses thereon, to the Employer within one year after the date of payment to the Trustees.

     Notwithstanding the foregoing, the Trustees has no responsibility as to the sufficiency of the Trust Fund to provide any distribution to an Employer under this Article.

                                   ARTICLE IX
                                   ----------

                              Additional Employers
                              --------------------

     Any Related Company (as defined below) may become a party to this Agreement by:

     (a) filing with the Company and the Trustees a copy of a resolution of its board of directors to that effect; and

     (b) filing with the Trustee a copy of a resolution of the Board of the Company consenting to such action.

     A "Related Company" is any corporation, trade or business during any period in which it is, along with the Company, a member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as described in Section 414(b), 414(c) and 414(m), respectively, of the Code or as described in regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 414(o) of the Code.

                                   ARTICLE X
                                   ---------

                            Amendment and Termination
                            -------------------------

     10.1 Amendment. While the Employers expect and intend to continue the Trust, the Company reserves the right to amend this Agreement at any time pursuant to an action of the Company's Board, except that no amendment shall change the rights, duties and liabilities of the Trustees under this Agreement without its prior written agreement, nor reduce a Participant's benefits to less than the amount such Participant would be entitled to receive if such Participant had resigned from the employ of the Employers on the date of the amendment.

     10.2 Termination. The Trust may be terminated as to all Employees on any date specified by the Company. The Trust will terminate as to any Employer on the first to occur of the following:

     (a)  the date it is terminated by that Employer;

     (b) the date such Employer's contributions to the Trust are completely discontinued;

     (c) the date such Employer is judicially declared bankrupt under Chapter 7 of the U.S. Bankruptcy Code; or

     (d) the dissolution, merger, consolidation, or reorganization of that Employer, or the sale by that Employer of all or substantially all of its assets, except that, with the consent of the Company, such arrangements may be made whereby the Trust will be continued by any successor to that Employer or any purchaser of all or substantially all of that Employer's assets, in which case the successor or purchaser will be substituted for that Employer under the Trust.

The Trustees' powers upon termination as described above will continue until liquidation of the Trust, or the portion thereof attributable to an Employer, as the case may be. Upon termination of this Trust, the Trustees shall first reserve such reasonable amounts as it may deem necessary to provide for the payment of any expenses, fees or taxes then or thereafter chargeable to the Trust. Subject to such reserve, the balance of the Trust shall be liquidated and distributed by the Trustees to or for the benefit of the Participants or their beneficiaries, as directed by the Committee after compliance with applicable requirements of ERISA or other applicable law, accompanied by a certification that the disposition is in accordance with the terms of the Plan and the Trustees need not question the propriety of such certification. The Committee shall have full responsibility to see that such distribution is proper and within the terms of the Plan and this Trust.

     IN WITNESS WHEREOF, the Company and Trustees have caused these presents to be signed and their seals to be hereunto affixed and attested as of the day and year first above written.

                                      ASA INTERNATIONAL LTD.



                                      By:
                                         ---------------------------

                                      Its:
                                          --------------------------



                                      TRUSTEES:


                                      ------------------------------


                                      ------------------------------